FINANCE INCOME AND FINANCE COSTS (Tables)	12 Months Ended
Dec. 31, 2023
FINANCE INCOME AND FINANCE COSTS
Summary of Finance income and finance cots
In Thousands of US Dollars
Description	2023	2022	2021
Interest income	$6	$1	$8
Net foreign exchange gain(loss)	1	5	(2)
Finance income	7	6	6
Financial costs (Interest and bank charges)	(58)	(28)	(20)
Operating lease interest expense	(3)	(15)	(19)
Total finance income and costs	$(54)	$(37)	$(33)